SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	November 7, 2012

MERIDIAN BIOSCIENCE, INC.
(Exact name of registrant as specified in its charter)

Ohio	0-14902	31-0888197
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No. )

3471 River Hills Drive, Cincinnati, Ohio	45244
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(513) 271-3700

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

On November 8, 2012, the Company issued a press release announcing its financial results for the fiscal quarter and fiscal year ended September 30, 2012.  A copy of the press release is furnished as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Meridian’s Board of Directors adopted an amendment to its Amended Code of Regulations effective November 7, 2012.

Article III, Section 6(a) (Committees--Appointment) of the Amended Code of Regulations is amended to provide that the minimum number of Directors that may be appointed to constitute a committee is one. Prior to this amendment, the minimum number was three.

The Amended Code of Regulations is included as Exhibit 3.2 to this Current Report on Form 8-K, and is incorporated herein by reference.

The foregoing summary of the amendment is qualified in its entirety by reference to the specific provisions thereof.

Item 9.01.  Financial Statements and Exhibits.

(d)           Exhibits

3.2	Amended Code of Regulations, as amended November 7, 2012
99.1	Press Release dated November 8, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERIDIAN BIOSCIENCE, INC.

Date: November 13, 2012	By:	/s/ Melissa A. Lueke
Melissa A. Lueke
Executive Vice President and Chief Financial Officer
(Principal Accounting Officer)